UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2005

Consolidated Water Co. Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	0-25248	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Windward Three-4th Fl, West Bay Road, P.O. Box 1114 GT, Grand Cayman, Cayman Islands		none
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	345-945-4277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 1st, 2005, Consolidated Water Co. Ltd. (the "Company") issued a Guarantee of the financial obligations of Waterfields Company Limited, a subsidiary of the Company incorporated in the Bahamas ("Waterfields"), under the B$10,000,000 of aggregate principal amount of non-convertible, non-voting, cumulative, redeemable Series A Bonds (the "Series A Bonds") sold by Waterfields solely to Bahamian citizens and permanent resident investors in the Bahamas. Waterfields will use the proceeds from the sale of the Series A Bonds to finance a portion of the construction of a new seawater desalination plant (the "Blue Hills Plant") on the island of New Providence in the Bahamas and the expansion of the Company’s existing seawater desalination plant (the "Windsor Plant") on the island of New Providence. For additional information regarding the terms of the Guarantee, see the disclosure contained in Item 2.03 of this Form 8-K, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 16, 2005, the Government of the Commonwealth of the Bahamas accepted the bid of the Company and Waterfields to build the Blue Hills Plant. The Company and Waterfields will also expand the Windsor Plant.

To finance part of the construction for the Blue Hills Plant and the expansion of the Windsor Plant, on July 1, 2005, Waterfields sold the Series A Bonds solely to Bahamian citizens and permanent resident investors in the Bahamas. The Series A Bonds mature on June 30, 2015, at which time the outstanding principal amount of the Series A Bonds must be paid in full. The Series A Bonds accrue interest at the annual rate of 7.5% of the outstanding principal amount. Interest payments are payable to the bondholders each year in March, June, September and December. Waterfields has the option to redeem the Series A Bonds in whole or in part commencing after June 30, 2008. There is no penalty for early redemption of the Series A bonds after June 30, 2008.

In order to induce investors to purchase Bahamian dollar denominated Series A Bonds, the Company issued a Guarantee of Waterfields’ obligations to pay all principal and accrued interest under the Series A Bonds to the bondholders. The Company’s obligation to pay all principal and accrued interest due under the Series A Bonds is triggered if and when there is an "event of default," as defined in Section 3 of the Guarantee, which is filed as Exhibit 99.1 to this Form 8-K. If the Company pays any amounts to the bondholders pursuant to the provisions of the Guarantee, the Company will be subrogated to all rights of the bondholders in respect of any such payments. The Guarantee is a general unsecured obligation of the Company junior to any secured creditor of the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. - Title
99.1 - Guarantee of the Company dated July 1st, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Water Co. Ltd.

July 7, 2005	By:	Frederick W. McTaggart

Name: Frederick W. McTaggart
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Guarantee of the Company dated July 1st, 2005.